UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 8, 2023

Date of Report (Date of earliest event reported)

inTEST Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-36117 (Commission File Number)	22-2370659 (I.R.S. Employer Identification No.)

804 East Gate Drive, Suite 200, Mt. Laurel, New Jersey 08054 (Address of Principal Executive Offices, including zip code)

(856) 505-8800 (Registrant's Telephone Number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	INTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2023, the Compensation Committee (the “Committee”) of the Board of Directors (the "Board") of inTEST Corporation (the "Company") approved base salary increases for the Company’s President and Chief Executive Officer, Richard N. Grant, Jr. (the “CEO”), and Chief Financial Officer, Treasurer and Secretary, Duncan Gilmour (the “CFO,” together with the CEO, the “Executive Officers”). Messrs. Grant and Gilmour will receive base salaries of $415,414 and $275,600, respectively, effective as of April 1, 2023. This represents a 6% increase to their base salaries.

Further, on March 8, 2023, the Committee approved equity grants for the Executive Officers consisting of restricted stock and stock options under the inTEST Corporation Fourth Amended and Restated 2014 Stock Plan the (“2014 Plan”), in the following amounts:

	Shares of Time-Vested Restricted Stock	Shares of Performance-Vested Restricted Stock	Options to Purchase Shares of Common Stock
Richard N. Grant, Jr.	9,860	9,859	16,988
Duncan Gilmour	4,672	4,670	8,044

The time-vested restricted stock awards will vest 25% annually commencing on March 8, 2024. The performance-vested restricted stock awards will vest on March 8, 2026 (subject to the performance metrics set forth below). The stock options will vest 25% annually commencing on March 8, 2024 and will have an exercise price of $16.06, which was the closing price of the Company's common stock as listed on the NYSE American on March 8, 2023.

The performance metric used for the shares of performance-vested restricted stock shall be audited revenue of the Company at the end of 2025 relative to the stated target, calculated as all base company businesses as of December 31, 2022 and all acquired revenue in audited revenue for the year ended December 31, 2025.

All equity awards are subject to the terms of the 2014 Plan, and the Company's standard forms of award agreements, which have been filed with the Securities and Exchange Commission (“SEC”).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By:	/s/ Duncan Gilmour
Duncan Gilmour
Chief Financial Officer, Treasurer and Secretary

Date:   March 14, 2023